______________________________________________________________________


                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                      __________________________

                             FORM 8-K/A-1

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 15, 1996


                        BASIN EXPLORATION, INC.
- ----------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)


           Delaware             0-20125           84-1143307
- ----------------------------------------------------------------------
 (State or Other Jurisdiction (Commission      (I.R.S. Employer
       of Incorporation)      File Number)    Identification No.)


370 17th Street, Suite 1800, Denver, Colorado        80202
- ----------------------------------------------------------------------
  (Address of principal executive offices)        (Zip Code)


  Registrant's telephone number, including area code: (303) 685-8000

______________________________________________________________________



                              PAGE 1 OF 6
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The following pro forma condensed consolidated balance sheet as of December 31, 1995, and pro forma condensed consolidated statement of income for the year then ended adjust the historical financial information of the Company for the HS Monetization. The pro forma balance sheet and statement of income were prepared as if the transaction was consummated on December 31, 1995 and December 31, 1994, respectively. The pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.

     The pro forma financial statements should be read in conjunction with the related historical financial statements and related notes, which are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed with the Securities and Exchange Commission on March 28, 1996. The pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transaction been consummated on the dates or for the periods indicated or which may occur in the future.

                        BASIN EXPLORATION, INC.
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           DECEMBER 31, 1995
                            (IN THOUSANDS)

                                                                                         Unaudited
                                                                          --------------------------------------
                                                                              Pro Forma            Pro Forma
                                                                           Adjustments to        Consolidated
                                                                           Reflect the HS        After the HS
                                                           Historical      Monetization(a)       Monetization
                                                          ------------------------------------------------------
ASSETS
Current assets                                           $ 10,317            $     161             $ 10,478
Oil and gas properties and equipment, net                 134,598              (37,223)              97,375
Other noncurrent assets                                     1,736                   --                1,736
                                                          ------------------------------------------------------
                                                         $146,651            $ (37,062)            $109,589
                                                          ======================================================

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities                                     $  12,528            $     750             $ 13,278
Long-term debt                                             77,172              (37,000)              40,172
Long-term portion of ad valorem taxes                       3,664                 (812)               2,852
Stockholders' Equity                                       53,287                   --               53,287
                                                          ------------------------------------------------------
                                                         $146,651             $(37,062)            $109,589
                                                          ======================================================

   The accompanying notes are an integral part of these statements.


                        BASIN EXPLORATION, INC.
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                         Unaudited
                                                                          --------------------------------------
                                                                              Pro Forma            Pro Forma
                                                                           Adjustments to        Consolidated
                                                                           Reflect the HS        After the HS
                                                           Historical      Monetization(a)       Monetization
                                                          ------------------------------------------------------
OPERATING REVENUES:
Oil revenue                                              $ 19,632            $ (4,600)(b)          $ 15,032
Gas revenue                                                20,013              (4,056)(b)            15,957
Other                                                         674                                       674
                                                         -------------------------------------------------------
                                                           40,319              (8,656)               31,663

OPERATING COSTS AND EXPENSES:
Production                                                 11,674              (2,547)(b)             9,127
Depletion, depreciation and amortization                   17,202              (4,037)(c)            13,165
General and administrative, net                             5,498                     (d)             5,498
Property impairment                                        26,500             (11,500)(e)            15,000
Other                                                         497                                       497
                                                         -------------------------------------------------------
                                                           61,371             (18,084)               43,287
                                                         -------------------------------------------------------
Operating income (loss)                                   (21,052)              9,428               (11,624)

Other income (expense), net                                (6,275)              2,773 (f)            (3,502)
                                                         -------------------------------------------------------
Income (loss) before taxes                                (27,327)             12,201               (15,126)

Income tax benefit (provision)                              7,784              (2,190)(g)             5,594
                                                         -------------------------------------------------------
Net income (loss)                                        $(19,543)            $10,011              $ (9,532)
                                                         =======================================================

Weighted average common shares
outstanding                                                10,710                                    10,710
                                                          =======                                   =======

Earnings (loss) per share                                $  (1.82)                                 $  (0.89)
                                                         ========                                  ========


   The accompanying notes are an integral part of these statements.


                        BASIN EXPLORATION, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The unaudited pro forma condensed financial statements reflect the adjustments described below:

Balance Sheet

     (a) To reflect the consummated HS Monetization as a credit to the full cost pool with no recognition of gain or loss. Bank debt has been reduced by $37 million to reflect the primary use of cash proceeds from the sale. Certain ad valorem tax obligations were assumed by HS Resources and current liabilities were increased for various transaction costs. There has been no downward adjustment to the purchase price for potential title or other defects, although HS Resources has certain rights to make post-closing claims for such adjustment.

Statement of Income

     (b) Represents oil and gas revenues and related production expenses directly attributable to HS Monetization properties for the year ended December 31, 1995.

     (c) Depletion of oil and gas properties was computed using the unit-of-production method.

     (d) Although savings in general and administrative expenses facilitated by reductions in assets under management are expected to be realized, no adjustment has been shown as such savings are dependent on staff and office space reductions, and similar savings which have not yet been effected. The Company estimates that total annualized reductions in general and administrative expenses resulting from the HS Monetization would approximate $250,000 on a pro forma basis.

     (e) To adjust the "ceiling limit" write down recorded by the Company in its historical financial statements as of September 30, 1995 for the pro forma effects of the HS Monetization, as if such transaction occurred at the beginning of 1995. In computing such adjustment, the accounting treatment for the HS Monetization was consistent with the reporting treatment described in note (a) above. The adjustment represents the difference between the impairment recorded on a historical basis and the impairment that would have been recorded during the year on the oil and gas properties remaining after the HS Monetization. The impairment relating to the remaining properties was calculated based on the proved reserves remaining after the HS Monetization and assumes that the full cost ceiling test was calculated each quarter for the oil and gas properties remaining after such transaction.

     (f) To adjust interest expense to reflect reductions in bank debt.

     (g) To record an adjustment to the provision for income taxes resulting from the foregoing pro forma adjustments to revenues and expenses.



                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BASIN EXPLORATION, INC.



Dated: May 6, 1996            By Howard L. Boigon
                                 -------------------------------------
                                 Howard L. Boigon
                                 Vice President - General Counsel










                                  -6-